UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 21, 2017

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EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01	Entry into a Material Definitive Agreement

Convertible Note and Warrant Financing Transaction

On February 21, 2017, El Capitan Precious Metals, Inc. (the “Company”) entered into a Securities Purchase Agreement pursuant to which the Company issued a convertible note (the “Note”) to an accredited investor in the aggregate principal amount of $550,000, or such lesser amounts based on actual advances thereunder. In order to reflect an agreed upon original issue discount, the outstanding principal amount of the Note attributable to each advance is 110% of the amount of the corresponding advance (i.e., a $100,000 advance results in outstanding principal attributable to the advance of $110,000). Upon issuance of the Note, the investor made a $100,000 initial advance. The Company and the investor must mutually agree upon any future advances under the Note. Amounts advanced under the Note will accrue interest at seven percent per annum. Except to the extent converted into common stock of the Company, as discussed below, outstanding principal and interest will become due and payable on August 21, 2017. Amounts outstanding under the Note are convertible at the election of the investor into common stock of the Company at a conversion price equal to $0.0913 (the volume weighted average price of the Company’s common stock on the day prior to the issuance date). The Note provides for various events of default upon which amounts outstanding under the Note will immediately increase by 140% and the conversion price will be permanently redefined to equal 60% of the average of the three lowest traded prices during the 14 consecutive trading days preceding the conversion date. As additional consideration for the initial advance, the Company issued the investor a three year warrant to purchase up to 602,406 shares of the Company’s common stock at an exercise price equal to $0.3652 per share (which price is subject to anti-dilution adjustment in the event the Company issues additional convertible securities with lower conversion prices). In conjunction with any future advances under the Note, the Company will issue additional three year warrants to purchase a number of shares equal to 50% of the conversion shares issuable upon conversion of the amount advanced.

The Securities Purchase Agreement contains covenants, representations and warranties of the Company and the investor that are typical for transactions of this type.

The foregoing description of the terms of the Securities Purchase Agreement, Note and the warrants does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements and instruments themselves, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such agreements and instruments are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Termination of River North Purchase Agreement; Entry into L2 Purchase Agreement

The Company and River North Equity, LLC (“River North”) have been parties to an Equity Purchase Agreement dated March 16, 2016, as amended by Amendment No. 1 dated December 9, 2016 (as so amended, the “River North Purchase Agreement”). Under the River North Purchase Agreement, the Company had the right from time to time, in its discretion, to sell shares of its common stock to River North for aggregate gross proceeds of up to $5,000,000.

On February 21, 2017, the Company and River North terminated the River North Purchase Agreement and a related registration rights agreement and the Company entered into a new Equity Purchase Agreement (the “L2 Purchase Agreement”) with L2 Capital, LLC (”L2 Capital”), an affiliate of River North. Under the L2 Purchase Agreement, the Company may from time to time, in its discretion, sell shares of its common stock to L2 Capital for aggregate gross proceeds of up to $5,000,000. Unless terminated earlier, L2 Capital’s purchase commitment will automatically terminate on the earlier of the date on which L2 Capital shall have purchased Company shares pursuant to the Purchase Agreement for an aggregate purchase price of $5,000,000, or February 21, 2020. The Company has no obligation to sell any shares under the L2 Purchase Agreement.

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As provided in the L2 Purchase Agreement, the Company may require L2 Capital to purchase shares of common stock from time to time by delivering a put notice to L2 Capital specifying the total number of shares to be purchased (such number of shares multiplied by the purchase price described below, the “Investment Amount”); provided there must be a minimum of ten trading days between delivery of each put notice. The Company may determine the Investment Amount, provided that such amount may not be more than the average daily trading volume in dollar amount for the Company’s common stock during the 10 trading days preceding the date on which the Company delivers the applicable put notice. Additionally, such amount may not be lower than $5,000 or higher than $150,000. L2 Capital will have no obligation to purchase shares under the L2 Purchase Agreement to the extent that such purchase would cause L2 Capital to own more than 9.99% of the Company’s common stock.

For each share of the Company’s common stock purchased under the L2 Purchase Agreement, L2 Capital will pay a purchase price equal to 85% of the Market Price, which is defined as the average of the two lowest closing bid prices on the OTCQB Marketplace, as reported by Bloomberg Finance L.P., during the five consecutive Trading Days including and immediately prior to the settlement date of the sale, which in most circumstances will be the trading day immediately following the “Put Date,” or the date that a put notice is delivered to L2 Capital (the “Pricing Period”). The purchase price will be adjusted as follows: (i) an additional 10% discount to the Market Price will be applied if either (A) the Closing Price of the Common Stock on the Put Date is less than $0.10 per share, or (B) the average daily trading volume in dollar amount for the Common Stock during the ten Trading Days including and immediately preceding the Put Date is less than $50,000; (ii) an additional 5% discount to the Market Price will be applied if the Company is not deposit/withdrawal at custodian (“DWAC”) eligible; and (iii) an additional 10% discount to the Marker Price will be applied if the Company is under DTC “chill” status. L2 Capital’s obligation to purchase shares on any settlement date is subject to customary closing conditions, including without limitation a requirement that a registration statement remain effective registering the resale by L2 Capital of the shares to be issued. The L2 Purchase Agreement is not transferable and any benefits attached thereto may not be assigned.

The L2 Purchase Agreement contains covenants, representations and warranties of the Company and L2 Capital that are typical for transactions of this type. In addition, the Company and L2 Capital have granted each other customary indemnification rights in connection with the L2 Purchase Agreement. The L2 Purchase Agreement may be terminated by the Company at any time.

In connection with the L2 Purchase Agreement, the Company also entered into Registration Rights Agreement with L2 Capital requiring the Company to prepare and file, within 45 days, a registration statement registering the resale by L2 Capital of shares to be issued under the L2 Purchase Agreement, to use commercially reasonable efforts to cause such registration statement to become effective, and to keep such registration statement effective until (i) three months after the last closing of a sale of shares under the L2 Purchase Agreement, (ii) the date when L2 Capital may sell all the shares under Rule 144 without volume limitations, or (iii) the date L2 Capital no longer owns any of the shares.

The foregoing description of the terms of the Termination with River North and the L2 Purchase Agreement and corresponding Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements themselves, copies of which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such documents (if any) are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the Note and warrant, and the shares issuable upon any conversion or exercise thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

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The offering of shares issuable under the L2 Purchase Agreement was not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For such issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and Lucas Hoppel
10.2	Convertible Note dated February 21, 2017 issued in favor of Lucas Hoppel
10.3	Form of Common Stock Purchase Warrant to be issued in connection with advances under the Convertible Note filed as Exhibit 10.2 to this report
10.4	Termination dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.5	Equity Purchase Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC
10.6	Registration Rights Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: February 23, 2017		Name: Stephen J. Antol
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and Lucas Hoppel
10.2	Convertible Note dated February 21, 2017 issued in favor of Lucas Hoppel
10.3	Form of Common Stock Purchase Warrant to be issued in connection with advances under the Convertible Note filed as Exhibit 10.2 to this report
10.4	Termination dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and River North Equity, LLC
10.5	Equity Purchase Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC
10.6	Registration Rights Agreement dated February 21, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC

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